UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2015

Commission file number 001-11625

Pentair plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

        P.O. Box 471, Sharp Street, Walkden, Manchester, M28 8BU United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 44-161-703-1885

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into A Material Definitive Agreement.

On August 15, 2015, Pentair plc, an Irish public limited company (“Pentair”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), among Pentair, Pentair Lionel Acquisition Co., a Delaware corporation and wholly-owned subsidiary of Pentair (“Buyer”), Pentair Lionel Merger Sub, Inc., an Ohio corporation and wholly-owned subsidiary of Pentair and Buyer (“Merger Sub”), and ERICO Global Company, an Ohio corporation (“ERICO”), pursuant to which Pentair will acquire all of the outstanding shares of ERICO stock through the merger of Merger Sub with and into ERICO, with ERICO continuing as the surviving corporation and a wholly-owned subsidiary of Pentair (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of ERICO’s Common Stock and Class C Common Stock (together, the “ERICO Common Stock”) will be entitled to receive a portion of the aggregate merger consideration of $1.8 billion in cash, (1) less the funded indebtedness of ERICO, (2) plus the cash and cash equivalents of ERICO, (3) minus certain expenses incurred by ERICO in connection with the transaction (the “Transaction Expenses”) and (4) plus certain tax benefits associated with the payment of the Transaction Expenses.

The closing of the Merger is subject to satisfaction of certain conditions, including, among others: (1) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (2) the adoption of the Merger Agreement by ERICO’s shareholders; and (3) the accuracy of representations and warranties of, and performance of covenants by, the other party (in each case, subject to certain qualifications, if applicable). Pentair expects the Merger to close in 2015.

ERICO, Pentair and Buyer have made customary representations, warranties and covenants in the Merger Agreement, including, among other things, covenants (1) with respect to the conduct of ERICO’s business during the period between the execution of the Merger Agreement and consummation of the Merger; (2) regarding using best efforts to obtain governmental and regulatory approvals; (3) prohibiting ERICO from soliciting alternative acquisition proposals and providing information to, or engaging in discussions with, third parties with respect to such proposals; and (4) regarding calling and holding a special meeting of ERICO’s shareholders to adopt the Merger Agreement.

The Merger Agreement contains certain termination rights for both Pentair and ERICO including, but not limited to, in the event that the Merger has not been consummated on or prior to December 31, 2015 or the other party materially breaches its representations, warranties, covenants or agreements and such breach is not, or is not capable of being, cured within 30 days of notice; provided in each case that the terminating party may not be in material breach of the Merger Agreement. Upon termination of the Merger Agreement in such circumstances, (1) Pentair may be obligated to pay ERICO a fee of $54.0 million if either the Merger is not consummated by December 31, 2015 or Pentair has materially breached its representations, warranties, covenants or agreements, and (2) ERICO may be obligated to pay Pentair a fee of $54.0 million if ERICO has materially breached its representations, warranties, covenants or agreements.

In connection with the execution of the Merger Agreement on August 15, 2015, certain shareholders of ERICO representing over 94% of the outstanding shares of ERICO Common Stock entered into a Voting Agreement (the “Voting Agreement”) with Pentair, Buyer and Merger Sub, whereby such shareholders, among other matters, agreed to vote in favor of the adoption of the Merger Agreement and against any alternative acquisition proposals.

To finance the transaction, Pentair has obtained a commitment for bridge financing of up to $1.8 billion, which is exercisable at Pentair’s option, and anticipates raising long-term financing prior to closing of the Merger.

The foregoing descriptions of the Merger Agreement and Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and Voting Agreement, copies of which are filed herewith as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated herein by reference. There are representations and warranties contained in the Merger Agreement which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, investors should not rely on the representations and warranties as statements of factual information.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains statements that we believe to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact are forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “positioned,” “strategy,” “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the ability to successfully complete the Merger on anticipated terms and timetable; the ability to successfully integrate and achieve the expected benefits of the Merger; risks relating to any unforeseen liabilities of ERICO; the ability to achieve the benefits of planned cost take-out actions; the ability to successfully identify, complete and integrate acquisitions; overall global economic and business conditions; competition and pricing pressures in the markets we serve; the strength of housing and related markets; volatility in currency exchange rates and commodity prices; inability to generate savings from excellence in operations initiatives consisting of lean enterprise, supply management and cash flow practices; increased risks associated with operating foreign businesses; the ability to deliver backlog and win future project work; failure of markets to accept new product introductions and enhancements; the ability to successfully complete the disposition of the remaining portion of the Water Transport business on anticipated terms and timetable; the impact of changes in laws and regulations, including those that limit U.S. tax benefits; the outcome of litigation and governmental proceedings; and the ability to achieve our long-term strategic operating goals. Additional information concerning these and other factors is contained in our filings with the U.S. Securities and Exchange Commission, including in our 2014 Annual Report on Form 10-K. All forward-looking statements speak only as of the date of this Current Report. We assume no obligation, and disclaim any obligation, to update the information contained in this Current Report.

ITEM 9.01	Financial Statements and Exhibits.

a) Not applicable.

b) Not applicable.

c) Not applicable.

d) Exhibits. The following exhibits are being filed herewith:

Exhibit	Description

2.1	Agreement and Plan of Merger, dated August 15, 2015, among Pentair plc, Pentair Lionel Acquisition Co., Pentair Lionel Merger Sub, Inc. and ERICO Global Company.*

2.2	Voting Agreement, dated August 15, 2015, among Pentair plc, Pentair Lionel Acquisition Co., Pentair Lionel Merger Sub, Inc. and the shareholders of ERICO Global Company listed therein.*

*	Certain schedules have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedules upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on August 17, 2015.

PENTAIR PLC Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR PLC

Exhibit Index to Current Report on Form 8-K

Dated August 15, 2015

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated August 15, 2015, among Pentair plc, Pentair Lionel Acquisition Co., Pentair Lionel Merger Sub, Inc. and ERICO Global Company.*

2.2	Voting Agreement, dated August 15, 2015, among Pentair plc, Pentair Lionel Acquisition Co., Pentair Lionel Merger Sub, Inc. and the shareholders of ERICO Global Company listed therein.*

*	Certain schedules have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedules upon request.